BYLAWS

                                       OF
             THE WORLD AUCTION MARKET AND EXCHANGE (HOLDINGS), INC.

                                   ARTICLE  I

                                  SHAREHOLDERS

1.  ANNUAL  MEETING
-------------------

A meeting of the shareholders shall be held annually for the election of directors and the transaction of other business on such date in each year as may be determined by the Board of Directors, but in no event later than 100 days after the anniversary of the date of incorporation of the Corporation.

   2.  SPECIAL  MEETINGS
   ---------------------

Special meetings of the shareholders may be called by the Board of Directors, Chairman of the
Board or President and shall be called by the Board upon the written request of the holders of record of a majority of the outstanding shares of the Corporation entitled to vote at the meeting requested to be called. Such request shall state the purpose or purposes of the proposed meeting. At such special meetings the only business which may be transacted is that relating to the purpose or purposes set forth in the notice thereof.

                              3.  PLACE OF MEETINGS
                              ---------------------

Meetings of the shareholders shall be held at such place within or outside of the State of Delaware as may be fixed by the Board of Directors. If no place is so fixed, such meetings shall be held at tile principal office of the Corporation.

                              4. NOTICE OF MEETINGS
                              ---------------------

Notice of each meeting of the shareholders shall be given in writing and shall state the place, date and hour of the meeting and the purpose or purposes for which the meeting is called. Notice of a special meeting shall indicate that it is being issued by or at the direction of the person or persons calling or requesting the meeting.

If, at any meeting, action is proposed to be taken which, if taken, would entitle objecting shareholders to receive payment for their shares, the notice shall include a statement of that purpose and to that effect.

A copy of the notice of each meeting shall be given, personally or by first class mail, not less than tens nor more than fifty days before the date of the meeting, to each shareholder entitled to vote at such meeting, If mailed, such notice shall be deemed to have been given when deposited in the United States mail, with postage thereon prepaid, directed to the shareholder at his address as it appears on the record of the shareholders, or, if he shall have filed with, the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, then directed to him at such other address.

When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. However, if after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each. shareholder of record on the new record date entitled to notice under this Section 4.

                               5. WAIVER OF NOTICE
                               -------------------

     Notice of a meeting need not be given to any shareholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him of her.

6.  INSPECTORS  OF  ELECTION
----------------------------

The Board of Directors, in. advance of any shareholders' meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a shareholders' meeting may, and on the request of any shareholder entitled to vote thereat shall, appoint two inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment in advance of the meeting by the Board of at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of such inspector at such meeting with strict impartiality and according to the best of his ability.

The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote at the meeting, count and tabulate all votes, ballots or consents, determine the result thereof, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting, or of any shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and shall execute a certificate of any fact found by themAny report or certificate made by them shall be prima facie evidence of the facts stated and of any vote certified by them

7.  LIST  OF  SHAREHOLDERS  AT  MEETINGS
----------------------------------------

A list of the shareholders as of the record date, certified by the Secretary or any Assistant Secretary or by a transfer agent, shall be produced at any meeting of the shareholders upon the request thereat or prior thereto of any shareholder. If the right to vote at any meeting is challenged, the inspectors of election, or the person presiding thereat, shall require such list of the shareholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be shareholders entitled to vote thereat may vote at such meeting.

8.  QUALIFICATION  OF  VOTERS
-----------------------------

     Unless otherwise provided in the Certificate of Incorporation, every shareholder of record shall be entitled at every meeting of the shareholders to one vote for every share standing in its name on the record of the shareholders.

     Treasury shares as of the record date arid shares held as of the record date by another domestic or foreign corporation of any kind, if a majority of the shares entitled. to vote in the election of directors of such other corporation is held as of the record date by the Corporation, shall not be shares entitled to vote or to be counted in determining the total number of outstanding shares.

Shares held by an administrator, executor, guardian, conservator, committee or other fiduciary, other than a trustee, may be voted by such fiduciary, either in person or by proxy, without the transfer of such shares into the name of such fiduciary. Shares held by a trustee may be voted by him or her, either in person or by proxy, only after the shares have been transferred into his name as trustee or into the name of his nominee.

Shares standing in the name of another domestic or foreign corporation of any type or kind may be voted by such officer, agent or proxy as the bylaws of such corporation may provide, or, in the absence of such provision, as the board of directors of such corporation may determine.

No shareholder shall sell his vote, or issue a proxy to vote, to any person for any sum of money or anything of value except as permitted by law.

                         9.QUALIFICATION OF SHAREHOLDERS
                         -------------------------------

The holders of a majority of the shares of the Corporation issued and outstanding and entitled to vote at any meeting of the shareholders shall constitute a quorum at such meeting for the transaction of any business, provided that when a specified item of business is required to be voted on by a class or series, voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum. for the transaction of such specified item of business.

When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any shareholders.

The shareholders who are present in person or by proxy and who are entitled to vote may, by a majority of votes cast, adjourn the meeting despite the absence of a quorum.

                                   10. PROXIES
                                   -----------

Every shareholder entitled to vote at a meeting of the shareholders, or to express consent or dissent without a meeting, may authorize another person or persons to act for him by proxy.

Every proxy must be signed by the shareholder or its attorney. No proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy, unless before the authority is exercised written notice of an adjudication of such incompetence or of such death is received by the Secretary or any Assistant Secretary.

                       11. VOTE OR CONSENT OF SHAREHOLDERS
                       -----------------------------------

Directors, except as otherwise required by law, shall be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election.

Whenever any corporate action, other than the election of directors, is to be taken by vote of the shareholders, it shall, except as otherwise required by law, be authorized by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

Whenever shareholders are required or permitted to take any action by vote, such action may he taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereonWritten consent thus given by the holders of all outstanding shares entitled to vote shall have the same effect as an unanimous vote of shareholders.

12.  FIXING  THE  RECORD  DATE
------------------------------

For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action the ,Board of Directors may fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be less than ten nor more than fifty days before the date of such meeting, nor more than fifty days prior to any other action.

When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided in this Section., such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

                                  ARTICLE  II

                              BOARD  OF  DIRECTORS
                             --------------------

       1.  POWER  OF  BOARD  AND  QUALIFICATION  OF  DIRECTORS
       -------------------------------------------------------

The business of the Corporation shall be managed by the Board of Directors. Each director shall be at least eighteen years of age.

2.  NUMBER  OF  DIRECTORS

The number of directors constituting the entire Board of Directors shall be the number, not less than three nor more than ten, fixed from time to time by a majority of the total number of directors which the Corporation would have, prior to any increase or decrease, if there were no vacancies, provided, however, that no decrease shall shorten the term. of an incumbent director, and provided further that if all of the shares of the Corporation are owned beneficially and of record by less than three shareholders, the number of directors may be less than three but not less than the number of shareholders. Until otherwise fixed by the directors, the number of directors constituting the entire Board shall be three.

3.  ELECTION  AND  TERM  OF  DIRECTORS
--------------------------------------

At each annual Meeting of shareholders, directors shall be elected to hold office until the next annual meeting and until their successors have been elected and qualified or until their death, resignation or removal in the manner hereinafter provided.

                  4. QUORUM OFDIRECTORSAND ACTION BY THE BOARD
                  --------------------------------------------

A majority of the entire Board of Directors shall constitute a quorum for the transaction of business, and, except where otherwise provided herein the vote of a majority of the directors present at a meeting at the time of such vote, if a quorum is then present, shall be the act of the Board.

Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or the committee consent in writing to the adoption of a resolution. authorizing the action. The resolution and the written consent thereto by the members of the Board or committee shall be filed with the minutes of the proceedings of the Board or committee.

                             5. MEETINGS OF THE YARD
                             -----------------------

An annual meeting of the Board of Directors shall be held in each year directly after the annual meeting of shareholders. Regular meetings of the Board shall be held at such times as may be fixed by the Board. Special meetings of the Board may be held at any time upon the call of the President or any two director.

Meetings of the Board of Directors shall be held at such places as may be fixed by the Board for annual and regular meetings and in the notice of meeting for special meetings. If no place is so fixed, meetings of the Board shall be held at the principal office of the Corporation. Any one or more members of the Board of Directors may participate in meetings by means of a conference telephone or similar communications equipment.

No notice need be given of annual or regular meetings of the Board of Directors. Notice of each special meeting of the Board shall be given to each director either by mail not later than noon, Delaware time, on the third day prior to the meeting or by telegram., written message or orally not later than noon, Delaware time, on the day prior to the meeting. Notices are deemed to have been properly given if given: by mail, when deposited in the United States mail; by telegram at the time of filing; or by messenger at the time of delivery. Notices by mail, telegram or messenger shall be sent to each director at the address designated by him for that purpose, or, if none has been so designated, at his last known residence or business address.

Notice of a meeting of the Board of Directors need not be given to any director who submits a signed waiver of notice whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to any director.

A notice, or waiver of notice, need not specify the purpose of any meeting of the Board of
Directors.

A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time any place. Notice of any adjournment of a meeting to another time or place shall be given, in the manner described above, to the directors who were not present at the time of the adjournment and, unless such time and place are announced at the meeting, to the other directors.

                                 6. RESIGNATIONS
                                 ---------------

Any director of the Corporation may resign at any time by giving written notice to the Board of
Directors or to the President or to the Secretary of the Corporation. Such resignation shall take effect at the time specified therein; and unless otherwise specified therein the acceptance of such resignation shall not be necessary to male it effective.

                             7.REMOVAL OF DIRECTORS
                             ----------------------

Any one or more of the directors may be removed for cause by action of the Board of Directors. Any or all of the directors may be removed with or without cause by vote of the shareholders.

8.  NEWLV  CREATED  DIRECTORSHIPS  AND  VACANCIES
-------------------------------------------------

Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason except the removal of directors by shareholders may be filled by vote of a majority of the directors then in office, although less than a quorum exists. Vacancies occurring as a result of the removal of directors by shareholders shall be filled by the shareholder. A director elected to fill a vacancy shall be elected to hold office for the unexpired term of his predecessor

9.  EXECUTIVE  AND  OTHER  COMMITTEES  OF  DIRECTORS
----------------------------------------------------

The Board of Directors, by resolution adopted by a majority of the entire Board, may designate from among its members are executive committee and other committees each consisting of three or more directors and each of which, to the extent provided in the resolution, shall have all the authority of the Board, except that no such committee shall have authority as to the following matters: (a) the submission to shareholders of any action. that needs shareholders' approval; (b) the filling of vacancies in the Board or in any committee; 8 the fixing of compensation of the directors for serving on the Board or on any committee; (d) the amendment or repeal of the bylaws, or the adoption of new bylaws; (e) the amendment or repeal, of arty resolution of the Board which, by its term, shall not be so amendable or repealable; or (f) the removal or indemnification of directors.

The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent member or members at any meeting of such committee.

Unless a greater proportion is required by the resolution designating a committee, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members present at a meeting at the time of such vote, if a quorum is then present, shall be the act of such committee.

Each  such  committee  shall  serve  at  the pleasure of the Board of Directors,

                          10.COMPENSATION OF DIRECTORS
                          ----------------------------

The Board of Directors shall have authority to fix the compensation of directors for services in any capacity.

                    11.INTEREST OF DIRECTORS IN A TRANSACTION
                    -----------------------------------------

Unless show, to be unfair and unreasonable as to the Corporation, no contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any other corporation, firm association. or other entity in which one or more of the directors are directors or officers, or are financially interested, shall be either void or voidable, irrespective of whether such interested director or directors are present at a meeting of the Board of
Directors, or of a committee thereof; which authorizes such, contract or transaction and irrespective of whether his or their votes are counted for such purpose. In the absence of fraud any such contract and transaction. conclusively may be authorized or approved as fair and reasonable by: (a) the Board of Directors or a duly empowered committee thereof, by a vote sufficient for such purpose without counting the vote or votes of such interested director or directors (although such interested director or directors :may be counted in determining the presence of a quorum at the meeting which authorizes such contract or transaction), if the fact of such common directorship, officership or financial interest is disclosed or known to the Board or committee, as the case may be; or (b) the shareholders entitled to vote for the election of directors, if such common directorship, officership or financial interest is disclosed or know to such shareholders.
Notwithstanding the foregoing, no loan, except advances in connection with indemnification, shall be made by the Corporation to any director unless it is authorized by vote of the shareholders without counting any shares of the director who would be the borrower or unless the director who would be the borrower is the sole shareholder of the Corporation.

                                   ARTICLE III

                                     OFFICES
                                     -------

                             1. ELECTION OF OFFICERS
                             -----------------------

The Board of Directors, as soon as may be practicable after the annual election of directors, shall elect a President, a Secretary, and a Treasurer, and from time to time may elect or appoint such other officers as it may determine. Any two or more offices may be held by the same person, except that the same person may not hold the offices of President and Secretary unless the person is the sole shareholder of the Corporation and holding of said offices of President and Secretary by such person is permitted under applicable law. The Board of Directors may also elect one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers.

2.  OTHER  OFFICERS
-------------------

The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

3.  COMPENSATION
----------------

The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

                          4. TERM OF OFFICE AND REMOVAL
                          -----------------------------

Each officer shall hold office for the term for which he is elected or appointed, and until his successor has been elected or appointed and qualified. Unless otherwise provided in the resolution of the Board of Directors electing or appointing an officer, his term of office shall extend to and expire at the meeting of the Board following the next annual meeting of shareholders. Any officer may be removed by the Board with or without cause, at any time. Removal of an officer without cause shall be without prejudice to his contract rights, if any, and the election or appointment of an officer shall not of itself create contract rights.

                                  5. PRESIDENT
                                  ------------

The President shall be the chief executive officer of the Corporation, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall also preside at all meetings of the shareholders and the Board of Directors.

The President shall execute bonds, ,mortgages and other contracts requiring. a seal, under the seal of the Corporation., except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

6.  VICE  PRESIDENTS
--------------------

The Vice Presidents, in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election, during the absence or disability of or refusal to act by the president, shall perform. the duties and exercise the powers of the President and shall perform such other duties as the Board of Directors shall prescribe.


7.  SECRETARY  AND  ASSISTANT  SECRETARIES
------------------------------------------

The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholdersand record all the proceedings of the meetings of the Corporation and of the board of Directors in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. The Secretary shall give or cause to be given , notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such duties as may be prescribed by the Board of Directors or President, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the Secretary's signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the fixing by his signature.

The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order designated by the Board of Directors, or in the absence of such designation then in the order of their election, in the absence of the Secretary or in the event, of the Secretary's inability or refusal to act, shall perform the duties and exercise the powers of the Secretary arid shall perform. such other duties and have such other powers as the Board of Directors may from time to time prescribe.

8.  TREASURER  AND  ASSISTANT  TREASURERS
-----------------------------------------

The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated bar the Board of Directors.

The Treasurer shall disburse the funds as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety pr sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Treasurer, and for the restoration to the Corporation, in the case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession or under the control of the Treasurer belonging to the Corporation.

The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order designated by the Board o f Directors, or in the absence of such designation, then in the order of their election, in the absence of the Treasurer or in the event of the Treasurer's inability or refusal to act, shall perform the duties and exercise the powers of the Treasurer and shall perform such duties and have such other powers as the Board of Directors may from time to time prescribe.

9.  BOOKS  AND  RECORDS
-----------------------

The Corporation. shall keep: (a) correct and complete books and records of account; (b) minutes of the proceedings of the shareholders, Board of Directors and any committees of directors; and 8 a current list of the directors and officers arid their residence addresses. The Corporation, shall also keep at its office in the State of Delaware or at the office of its transfer agent or registrar in the State of Delaware, if any, a record containing the names and addresses of all shareholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof

The Board of Directors may determine whether and to what extent and at what times and places and under what conditions and regulations any accounts, books, records or other documents of the Corporation shall be open to inspection, and no creditor, security holder or other person shall have any right to inspect any accounts, books, records pr other documents of the Corporation except as conferred by statute or as so authorized by the Board.

10.  CHECKS,  NOTES,  ETC.
--------------------------

All checks and drafts on, and withdrawals from the Corporation's accounts with banks or other financial institutions, and all bills of exchange, notes and other instruments for the payment of money, drawn, made, endorsed, or accepted by the Corporation, shall be signed on; its behalf by the person. or persons thereunto authorized by, or pursuant to resolution of, the Board of Directors.

                                   ARTICLE IV

                      CERTIFICATES AND TRANSFERS OF SHARES
                      ------------------------------------

                         1. FORMS OF SHARE CERTIFICATES
                         ------------------------------

The share of the Corporation shall be represented by certificates, cares, in such forms as the Board of Directors may prescribe, signed by the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. The shares may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation or its employee. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such. certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

                                    ARTICLE V

                                  OTHER MATTERS
                                  -------------

                                1. CORPORATE SEAL
                                -----------------

The Board of Directors may adopt a corporate seal, alter such seal at pleasure, and authorize it to be used by causing it or a facsimile to be affixed or impressed or reproduced in any other manner.

                                 2. FISCAL YEAR
                                 --------------

The fiscal year of the Corporation shall be the twelve months ending December 31st, or such other period as may be fixed by the Board of Directors.

                                  3. AMENDMENTS
                                   ------------

Bylaws of the Corporation may be adopted, amended or repealed by vote of the holders of the shares at the time entitled to vote in the election of any directors. Bylaws may also be adopted, amended or repealed by the Board of Directors, but any bylaws adopted by the Board may be amended or repealed by the shareholders entitled to vote thereon as hereinabove provided.

If any bylaw regulating an impending election of directors is adopted, amended or repealed by the
Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors the bylaw so adopted, amended or repealed, together with a, concise statement of the changes made.

                  4. INDEMNIFICATION OF DIRECTORS AND OFFICERS
                  --------------------------------------------

     Each director and officer of the Corporation now or hereafter serving as such, shall be indemnified by the Corporation against any and all claims and liabilities to which he or she has or shall become subject by reason of serving or having served as such director or officer, or by reason of any action alleged to have been taken, omitted, or neglected by him or her as such director or officer; and the Corporation shall reimburse each such person for all legal expenses reasonably incurred by him or her in connection, with any such claim or liability, provided, however, that no such person shall be indemnified against, or be reimbursed for any expense incurred in connection with, any claim or liability arising out of his or her own willful misconduct or gross negligence.

The amount paid to any officer or director by way of indemnification shall not exceed his of her actual, reasonable, and necessary expenses incurred in connection with the matter involved, and such additional amount as may be fixed by a committee of not less than three nor more than seven persons selected by the Board of Directors, who shall be shareholders of the Corporation, but not officers or directors. Any determination so made shall be prima facie evidence of the reasonableness of the amount fixed and binding on the indemnified officer or director.

The right of indemnification hereinabove provided for shall not be exclusive of any rights to which any director or officer of the corporation may otherwise be entitled by law.

The foregoing Bylaws were duly adopted and approved by the Board of Directors on February 9th , 1998, and approved by the shareholders of the Corporation effective February 9th , 1998.

The  World  Auction  Market  And  Exchange  (Holdings),  Inc.



By:    /s/  Russell  Chimenti
       ----------------------
            Russell  Chimenti,
            Secretary